Ivy Funds

Supplement dated November 25, 2013 to the

Ivy Funds Prospectus dated July 31, 2013

and as supplemented October 2, 2013, November 6, 2013 and November 21, 2013

On November 12, 2013, the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) approved a change to the name and investment strategies of Ivy Pacific Opportunities Fund, which changes are expected to become effective 60 days after the filing of an amendment to the Trust’s registration statement detailing such changes. The amendment to the Trust’s registration statement is expected to be filed on or about November 25, 2013. The new name of the Fund will be Ivy Emerging Markets Equity Fund. Certain of the changes to the Fund will include (i) changing the Fund’s current 80% policy to: under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, primarily common stock, of companies from countries considered to be emerging market countries or economically linked to emerging market countries; (ii) changing the Fund’s emphasis on large and mid cap companies to investing in companies of any market capitalization, including large, mid and small capitalization companies; (iii) the addition of the following policy: subject to diversification limits, the Fund may invest up to 20% of its total assets in precious metals; (iv) the addition of the following policy: the Fund may gain exposure to commodities by investing in a subsidiary organized in the Cayman Islands; and (v) changing the Fund’s benchmark from the MSCI AC Asia Ex Japan Index to the MSCI Emerging Markets Index. In addition, new risks to the Fund will include Small Company Risk as a principal risk for the Fund and Commodities Risk and Subsidiary Investment Risk as non-principal risks. Definitions for each of these risks can be found in the Ivy Funds’ Statutory Prospectus, dated July 31, 2013, which can be found online now at www.ivyfunds.com/prospectus.

On November 12, 2013, the Board approved the reorganization of Ivy Asset Strategy New Opportunities Fund into Ivy Emerging Markets Equity Fund, each a series of the Trust, subject to shareholder approval. If shareholders of Ivy Asset Strategy New Opportunities Fund approve the reorganization, it is expected to be completed in the first quarter of 2014. For additional information regarding the investment objective, strategies and principal risks of Ivy Pacific Opportunities Fund (to be re-named Ivy Emerging Markets Equity Fund), please see Ivy Pacific Opportunities Fund’s summary prospectus.

On November 12, 2013, the Board approved the reorganization of Ivy Managed European/Pacific Fund into Ivy Managed International Opportunities Fund, each a series of the Trust. Shareholders of Ivy Managed European/Pacific Fund will receive an Information Statement/Prospectus regarding the reorganization, which is expected to be completed in the first quarter of 2014. For additional information regarding the investment objective, strategies and principal risks of Ivy Managed International Opportunities Fund, please see that Fund’s summary prospectus.

The following replaces the second sentence of the first paragraph of the “Principal Investment Strategies” section on page 24 of the Ivy Funds Prospectus for the Ivy Small Cap Growth Fund:

Small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of September 30, 2013, this range of market capitalizations was between approximately $42 million and $4.81 billion.

The following replaces the third sentence of the first paragraph of the “Principal Investment Strategies” section on page 28 of the Ivy Funds Prospectus for the Ivy Small Cap Value Fund:

Small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Value Index at the time of acquisition. As of September 30, 2013, this range of market capitalizations was between approximately $42 million and $4.36 billion.

The following replaces the first and second paragraphs of the “Principal Investment Strategies” section on page 74 of the Ivy Funds Prospectus for the Ivy European Opportunities Fund:

Ivy European Opportunities Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of European companies. While the Fund tends to favor securities issued by large capitalization European companies, it may invest in securities issued by European companies of any size that provide investment opportunities. The Fund typically invests in companies located in the more developed markets of Europe, but also may, to a lesser extent, invest in issuers located or doing business in countries with new or comparatively underdeveloped economies. The Fund may invest up to 100% of its total assets in foreign securities.

In selecting securities for the Fund, Ivy Investment Management Company (IICO), the Fund’s investment manager, combines a top-down, macro approach with a bottom-up stock selection process, using a combination of industry dynamics, country analysis, and individual stock selection in comprising the portfolio. It seeks to determine the most appropriate sectors and geographies to benefit from its top-down analysis and generally selects companies based on an analysis of a wide range of fundamental factors, including: valuation, earnings growth, cash generation, balance sheet strength, competitive advantage, sustainable growth rate, as well as factors such as market position, strategic outlook and management strength.

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The following replaces the first and second sentences of the first paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Small Cap Growth Fund on page 164 of the Ivy Funds Prospectus:

Small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of September 30, 2013, this range of market capitalizations was between approximately $42 million and $4.81 billion.

The following replaces the first and second sentences of the second paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Small Cap Value Fund on page 164 of the Ivy Funds Prospectus:

Small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Value Index at the time of acquisition. As of September 30, 2013, this range of market capitalizations was between approximately $42 million and $4.36 billion.

The following replaces the first and second sentences of the first paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy European Opportunities Fund on page 173 of the Ivy Funds Prospectus:

The Fund seeks to achieve its objective to provide growth of capital by investing primarily in equity securities of companies located or otherwise doing business in European countries, including in European emerging markets when IICO believes that market conditions in these countries are favorable, and covering a broad range of economic and industry sectors. IICO searches across the valuation spectrum for what it believes are securities of companies benefiting from its top-down view and/or have compelling fundamental characteristics, including valuation, competitive advantage, sustainable growth rate, and management strength.

The following is added as a bullet to the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Non-Principal Risks” section for Ivy European Opportunities Fund on page 174 of the Ivy Funds Prospectus:

■	Value Stock Risk

The following replaces the bullet point under the “Your Account — Choosing A Share Class — Sales Charge Waivers for Certain Transactions — Class E shares may be purchased at NAV through:” section on page 210 of the Ivy Funds Prospectus:

Class E shares may be purchased at NAV through:

■

Direct rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor and (iii) the selling agreement or any other agreement between Waddell & Reed and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds and additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

The following is added as a new paragraph prior to the first full paragraph on page 223 of the Ivy Funds Prospectus:

Effective January 1, 2014, proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall revert to the date the redeemed shares were originally purchased.

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